EXHIBIT  32.1

           CERTIFICATION  OF  CEO  PURSUANT  TO  SECTION  1350


                               CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Tim Wilkens, Chief Executive Officer of Golden Gate Homes, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

1. The Company's Annual Report on Form 10-K for the year ended December 31, 2009, to which this Certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d)of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has set his hands hereto as of March 31, 2010.


/s/  Tim  Wilkens

Tim  Wilkens
Chief  Executive  Officer
(Principal  Executive  Officer)

                                EXHIBIT  32.1

           CERTIFICATION  OF  CEO  PURSUANT  TO  SECTION  1350


                                CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Steven Gidumal, Chairman and Chief Financial Officer of Golden Gate Homes, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

1. The Company's Annual Report on Form 10-K for the year ended December 31, 2009, to which this Certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d)of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has set his hands hereto as of March 31, 2010.


/s/  Steven  Gidumal

Steven  Gidumal
Chairman  and  Chief  Financial  Officer
(Principal  Financial  and  Accounting  Officer)